                                                                      EXHIBIT 24

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  David L. Boren
                                      ------------------------
                                           David L. Boren
                                           Director

                                      Date:    June 23, 2000

                              POWER OF ATTORNEY

                                                                      EXHIBIT 24

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.


                                       /s/  Joseph M. Farley
                                       -------------------------
                                            Joseph M. Farley
                                            Director

                                       Date:    June 30, 2000

                                                                      EXHIBIT 24

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  Louis T. Hagopian
                                      ------------------------
                                           Louis T. Hagopian
                                           Director

                                      Date:    June 22, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director and Officer of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  C.B. Hudson
                                      ----------------------
                                           C.B. Hudson
                                           Chairman, President, Chief Executive
                                           Officer and Director

                                           Date:   June 20, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  Joseph L. Lanier, Jr.
                                      ---------------------------
                                           Joseph L. Lanier, Jr.
                                           Director

                                      Date:    June 27, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  Mark S. McAndrew
                                      ------------------------
                                           Mark S. McAndrew
                                           Director

                                      Date:    June 27, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  Harold T. McCormick
                                      ---------------------------
                                           Harold T. McCormick
                                           Director

                                      Date:    June 23, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.




                                      /s/  George J. Records, Sr.
                                      ---------------------------
                                           George J. Records, Sr.
                                           Director

                                      Date:    June 27, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  R.K. Richey
                                      ---------------------------
                                           R.K. Richey
                                           Director

                                      Date:    June 20, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Director of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, Gary L. Coleman and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.




                                      /s/  Lamar C. Smith
                                      ---------------------------
                                           Lamar C. Smith
                                           Director

                                      Date:    June 21, 2000

                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Officer of Torchmark Corporation does hereby constitute and appoint Larry M. Hutchison, and Carol A. McCoy, and each of them severally, his lawful attorneys and agents, for him and in his name and in the capacity indicated below, with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents determine may be necessary, advisable, or required to enable the said Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in connection with the registration of the Torchmark Corporation 1998 Stock Incentive Plan. Without limiting the generality of the foregoing, the powers granted include the power and authority to execute and file Form S-8 Registration Statement for said Plan, any and all amendments to the Form S-8 and any and all instruments or documents submitted as a part of or in conjunction with the Form S-8. The undersigned hereby ratifies and confirms his signature as it may be signed by said attorneys and all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the date indicated below his name.



                                      /s/  Gary L. Coleman
                                      --------------------------
                                           Gary L. Coleman
                                           Executive Vice President and
                                           Chief Financial Officer
                                           (Principal Accounting Officer)

                                      Date:    June 22, 2000